Exhibit 99.1

CollabRx and Medytox Solutions Sign Definitive Merger Agreement

Combination Will Create New Generation Healthcare Company

SAN FRANCISCO, CA and WEST PALM BEACH, FL – April 16, 2015 -- CollabRx, Inc. (NASDAQ:CLRX) (“CollabRx”) and Medytox Solutions, Inc. (OTCQB: MMMS) (“Medytox”) today announced that they have entered into a definitive merger agreement. Closing of the merger is subject to, among other things, gaining stockholder approvals from both companies, receipt of regulatory approvals and other customary closing conditions.

Under the terms of the agreement, which has been unanimously approved and adopted by the Boards of Directors of both CollabRx and Medytox, CollabRx equityholders will own a 10% stake in the combined company and Medytox equityholders will own 90% of the combined company, based on the number of equity securities outstanding immediately following the merger, and excluding convertible preferred shares and notes issued by Medytox, as well as option grants expected to be made in connection with the closing.

Medytox currently owns and operates a diverse family of healthcare companies, including several clinical testing laboratories, an electronic medical records provider, a laboratory information systems company and a medical billing company.  CollabRx is a leading informatics company focused on the interpretation of complex molecular and genetic tests in cancer.

For the twelve months ending December 31, 2014, Medytox Solutions reported net revenue of $57.9 million and income from operations of $15.7 million, an increase of 38.3% and 8.0%, respectively, over the same twelve-month period in the 2013.  For the same twelve-month period, CollabRx reported revenues of $415,000, with net losses of ($4.3 million).

“We expect that this merger will dramatically speed up our growth,” said Seamus Lagan, CEO of Medytox Solutions, Inc. “Furthermore, the addition of CollabRx adds great depth to our company and places Medytox among the most elite, most innovative healthcare enterprises operating in the industry today. Together, we will show the world how state-of-the-art technology and vertical integration can improve health outcomes, and return value to shareholders in the process.”

Thomas Mika, CEO of CollabRx said: “I cannot be more enthusiastic about this outcome for all CollabRx stakeholders, including our shareholders, customers, team members and advisors. CollabRx will continue its mission to better inform decision-making in cancer within a high-growth, profit-oriented company, while being able to support several exciting Medytox initiatives in precision medicine.”

Following the merger, Seamus Lagan will be CEO of the combined company.  Thomas Mika and Dr. Paul Billings will be appointed to the combined company’s seven-member board, which will include the five current directors of Medytox.  Mr. Mika will serve as Executive Chairman, as well as CEO of CollabRx, Inc., which will operate as a wholly-owned subsidiary of the combined companies.

Aegis Capital Corp served as exclusive financial advisor for CollabRx, Inc. and Goodwin Procter, LLP acted as legal advisor.

Akerman LLP acted as legal advisor to Medytox Solutions, Inc.

Participants in Solicitation
CollabRx (NASDAQ: CLRX), Medytox (OTCQB: MMMS), and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from CollabRx and Medytox stockholders with respect to the proposed business combination. Information about CollabRx’s directors and executive officers is available in CollabRx's proxy statement for its 2014 annual meeting of stockholders, dated July 28, 2014. Information about Medytox’s directors and executive officers is available in Medytox’s annual report on Form 10−K for the year ended December 31, 2013. Additional information about the interests of potential participants will be included in the registration statement and joint proxy statement and other materials filed with the Securities and Exchange Commission  (the “SEC”).  These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to CollabRx’s Investors page on our corporate website at www.collabrx.com or by going to Medytox’s Investors page on its corporate website at www.medytoxsolutionsinc.com.

Additional Information
This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CollabRx will file a registration statement, including a joint proxy statement of CollabRx and Medytox and a prospectus of CollabRx, and other materials with the SEC in connection with the proposed business combination. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about CollabRx and Medytox, at www.sec.gov, the SEC’s website or by going to CollabRx’s Investors page on our corporate website at www.collabrx.com or by going to Medytox’s Investors page on its corporate website at www.medytoxsolutionsinc.com.

About CollabRx, Inc.
CollabRx, Inc. (NASDAQ: CLRX) is a recognized leader in cloud-based expert systems to inform healthcare decision-making. CollabRx uses information technology to aggregate and contextualize the world's knowledge on genomics-based medicine with specific insights from the nation's top cancer experts, starting with the area of greatest need: advanced cancers in patients who have effectively exhausted the standard of care. More information may be obtained at http://www.collabrx.com.

About Medytox Solutions, Inc.
Medytox Solutions Inc. (OTCQB: MMMS) is a holding company that owns and operates businesses in the medical services sector. Medytox is a new generation healthcare enterprise that delivers a single source for integrated solutions. Medytox applies its innovative approach through an outstanding suite of IT & software solutions, revenue cycle management and financial services, combined with a range of diagnostic testing and other ancillary services for the healthcare sector.  Its principal line of business is clinical laboratory blood and urine testing services, with a particular emphasis in the provision of urine drug toxicology testing to physicians, clinics and rehabilitation facilities in the United States.  More information may be obtained at http://www.medytoxsolutionsinc.com.

CollabRx, Inc. Safe Harbor Statement
This press release includes forward-looking statements about CollabRx's anticipated results that involve risks and uncertainties. Some of the information contained in this press release, including, but not limited to, statements as to industry trends and CollabRx's plans, objectives, expectations and strategy for its business, contains forward-looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. Important factors which could cause actual results to differ materially from those in the forward-looking statements are detailed in filings made by CollabRx with the Securities and Exchange Commission. CollabRx undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. The potential business combination referenced in this press release is subject to, among other things, stockholder approvals and other customary conditions.  We cannot assure you that the contemplated business combination will be consummated.

Medytox Solutions, Inc. Safe Harbor Statement
This press release contains certain forward-looking information about Medytox Solutions, Inc. that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance”, “expect”, “will”, “may”, “anticipate”, “plan”, “estimate”, “project”, “intend”, “should”, “can”, “likely”, “could”, and similar expressions are intended to identify forward looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Important factors that could cause our actual results or performance to differ materially from the forward-looking statements include those set forth in the “Risk Factors” section of our most recent annual report on Form 10-K and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. You should not place undue reliance on these forward-looking statements, which speak only as of the date such statements are made. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.  The potential business combination referenced in this press release is subject to, among other things, stockholder approvals and other customary conditions.  We cannot assure you that the contemplated business combination will be consummated.

CollabRx Contacts:

Thomas R. Mika
President & CEO
CollabRx, Inc.
415-248-5350

Dian Griesel Int'l.
Laura Radocaj - Media
lradocaj@dgicomm.com
212-825-3210

Cheryl Schneider - Investors
cschneider@dgicomm.com
212-825-3210

Medytox Solutions Contacts:

Seamus Lagan
CEO
Medytox Solutions, Inc.
561-855-1626

Sebastien Sainsbury
Director, Investor Relations
Medytox Solutions, Inc.
561-666-9818
ssainsbury@medytoxsolutionsinc.com

Marilys Caraballo – Media
mcaraballo@weinbachgroup.com
305-668-0070

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